LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Corporation for the nine months ended September 30, 2003. In addition, there is a schedule of investments, along with other financial information.

Net assets of the Corporation at September 30, 2003 were $22.26 per share on 21,286,667 shares outstanding, compared with $20.98 per share at December 31, 2002 on 21,510,067 shares outstanding. On March 1, 2003, a distribution of $0.13 per share was paid, consisting of $0.09 from 2002 long-term capital gain, $0.03 from 2002 investment income and $0.01 from 2003 investment income, all taxable in 2003. 2003 investment income dividends of $0.13 per share were paid on June 1, 2003 and September 1, 2003.

Net investment income for the nine months ended September 30, 2003 amounted to $6,629,020, compared with $7,261,163 for the same period in 2002. These earnings are equal to $0.31 and $0.34 per share on the average number of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 2003 amounted to $12,429,429, the equivalent of $0.58 per share.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the website is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 12 of this report.

On November 1, 2003, the Corporation is changing its transfer agent to American Stock Transfer & Trust Company. Additional information about this change is contained in the Investor Express newsletter included with the mailing of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the Corporation is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 17, 2003

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $268,324,849)	$403,492,671
Short-term investments (cost $69,401,806)	69,401,806
Securities lending collateral (cost $26,995,340)	26,995,340	$499,889,817

Cash		332,467
Receivables:
Investment securities sold		721,020
Dividends and interest		552,279
Prepaid expenses and other assets		1,256,857

Total Assets		502,752,440

Liabilities
Investment securities purchased		566,765
Open written option contracts at value (proceeds $172,541)		238,250
Obligations to return securities lending collateral		26,995,340
Accrued expenses		1,029,896

Total Liabilities		28,830,251

Net Assets		$473,922,189

Net Assets
Common Stock at par value $1.00 per share, authorized 50,000,000 shares; issued and outstanding 21,286,667 shares		$21,286,667
Additional capital surplus		303,480,460
Undistributed net investment income		1,698,519
Undistributed net realized gain on investments		12,354,430
Unrealized appreciation on investments		135,102,113

Net Assets Applicable to Common Stock		$473,922,189

Net Asset Value Per Share of Common Stock		$22.26

* See Schedule of Investments on pages 8 and 9.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2003

(unaudited)

Investment Income
Income:
Dividends	$8,347,853
Interest and other income	665,822

Total income	9,013,675

Expenses:
Investment research	976,451
Administration and operations	612,459
Directors’ fees	153,500
Reports and stockholder communications	195,462
Transfer agent, registrar and custodian expenses	127,364
Auditing and accounting services	54,418
Legal services	25,757
Occupancy and other office expenses	119,326
Travel, telephone and postage	41,530
Other	78,388

Total expenses	2,384,655

Net Investment Income	6,629,020

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	12,429,429
Change in unrealized appreciation on investments	16,321,506

Net Gain on Investments	28,750,935

Change in Net Assets Resulting from Operations	$35,379,955

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2003	Year Ended December 31, 2002
	(unaudited)

From Operations:
Net investment income	$6,629,020	$8,983,077
Net realized gain on investments	12,429,429	14,332,921
Change in unrealized appreciation on investments	16,321,506	(82,017,470)

Change in net assets resulting from operations	35,379,955	(58,701,472)

Dividends to Stockholders from:
Net investment income	(6,405,392)	(9,069,217)
Net realized gain from investment transactions	(1,934,492)	(14,302,830)

Decrease in net assets from distributions	(8,339,884)	(23,372,047)

From Capital Share Transactions:
Value of shares issued in payment of distributions	—	9,954,365
Cost of shares purchased (Note 4)	(4,393,345)	(3,097,181)

Change in net assets from capital share transactions	(4,393,345)	6,857,184

Total Change in Net Assets	22,646,726	(75,216,335)

Net Assets:
Beginning of period	451,275,463	526,491,798

End of period (including undistributed net investment income of $1,698,519 and $1,474,891, respectively)	$473,922,189	$451,275,463

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation’s investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation’s registration statement.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 2003 was $364,930,422, and net unrealized appreciation aggregated $135,131,936, of which the related gross unrealized appreciation and depreciation were $162,764,124 and $27,632,188, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2003 were $23,608,437 and $49,129,651, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of September 30, 2003 can be found on page 10.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2003 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2002	625	$58,228	300	$32,392
Options written	1,850	$228,614	2,100	269,688
Options terminated in closing purchase transactions	—	—	(100)	(10,143)
Options expired	(1,535)	(177,753)	(1,366)	(186,853)
Options exercised	(165)	(19,345)	(184)	(22,287)

Options outstanding, September 30, 2003	775	$89,744	750	$82,797

All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2002, the Corporation issued 521,854 shares of its Common Stock at a price of $19.075 per share (the average market price on December 9, 2002) to stockholders of record on November 25, 2002 who elected to take stock in payment of the distribution from 2002 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2003 and 2002 were as follows:

	Shares		Amount
	Nine months ended September 30, 2003	Year ended December 31, 2002	Nine months ended September 30, 2003	Year ended December 31, 2002
Shares issued in payment of dividends	—	521,854	$ —	$9,954,365
Shares purchased (at a weighted average discount from net asset value of 8.2% and 8.9%, respectively)	(223,400)	(159,350)	(4,393,345)	(3,097,181)

Net change	(223,400)	362,504	$(4,393,345)	$6,857,184

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The cost of the 238,300 shares of Common Stock held by the Corporation at September 30, 2003 and of the 14,900 shares of Common Stock held at December 31, 2002 amounted to $4,678,562 and $285,217 on each respective date.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation’s Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the Common Stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2003, there were 152,012 options outstanding at a weighted average exercise price of $18.07 per share. During the nine months ended September 30, 2003, the Corporation granted options including stock appreciation rights for 21,258 shares of Common Stock with an exercise price of $19.29. During the nine months ended September 30, 2003, stock appreciation rights relating to 17,880 stock option shares were exercised at a weighted average market price of $20.24 per share and the stock options relating to these rights with a weighted average exercise price of $10.21 per share were cancelled. Stock options and stock appreciation rights relating to 25,943 shares, with a weighted average exercise price of $19.46, were cancelled. At September 30, 2003, there were outstanding exercisable options to purchase 38,866 common shares at $9.03-$25.25 per share (weighted average price of $18.77) and unexercisable options to purchase 90,581 common shares at $11.64-$25.25 per share (weighted average price of $19.03). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.42 years and 6.43 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the nine months ended September 30, 2003 was $135,924. At September 30, 2003, there were 279,614 shares available for future option grants.

5.    RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Corporation’s current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. As of September 30, 2003, the plan assets, consisting primarily of investments in individual stocks, bonds and mutual funds were $3,093,115. In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term expected rate of return on plan assets was 8.0%. The projected benefit obligation as of September 30, 2003 was $3,707,291. Prepaid pension cost included in other assets at September 30, 2003 was $834,964.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6.    EXPENSES

The cumulative amount of accrued expenses at September 30, 2003 for employees and former employees of the Corporation was $954,438. Aggregate remuneration paid or accrued during the nine months ended September 30, 2003 to key employees and directors amounted to $803,185.

7.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers,  secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2003, the Corporation had securities on loan of $26,149,715 and held collateral of $26,995,340, consisting of repurchase agreements.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)
	Sept. 30, 2003	Sept. 30, 2002	Year Ended December 31
			2002	2001	2000	1999	1998
Per Share Operating Performance*

Net asset value, beginning of period	$20.98	$24.90	$24.90	$32.69	$26.32	$22.87	$27.64

Net investment income	0.31	0.34	0.42	0.49	0.37	0.48	0.55

Net realized gains and change in unrealized appreciation	1.34	(4.30)	(3.20)	(6.81)	7.67	4.67	(3.73)

Total from investment operations	1.65	(3.96)	(2.78)	(6.32)	8.04	5.15	(3.18)

Less distributions

Dividends from net investment income	(0.30)	(0.30)	(0.43)	(0.43)	(0.39)	(0.48)	(0.52)

Distributions from net realized gains	(0.09)	(0.09)	(0.68)	(1.07)	(1.35)	(1.07)	(1.01)

Total distributions	(0.39)	(0.39)	(1.11)	(1.50)	(1.74)	(1.55)	(1.53)

Capital share repurchases	0.02	—	0.01	0.06	0.28	0.01	—

Reinvestment of distributions	—	—	(0.04)	(0.03)	(0.21)	(0.16)	(0.06)

Total capital share transactions	0.02	—	(0.03)	0.03	0.07	(0.15)	(0.06)

Net asset value, end of period	$22.26	$20.55	$20.98	$24.90	$32.69	$26.32	$22.87

Per share market price, end of period	$21.30	$19.05	$19.18	$23.46	$27.31	$21.50	$20.42

Total Investment Return

Based on market price	13.2%	(17.4)%	(13.7)%	(8.7)%	36.1%	13.3%	(10.0)%

Based on net asset value	8.1%	(16.1)%	(11.1)%	(19.0)%	33.1%	23.8%	(11.1)%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$473,922	$433,143	$451,275	$526,492	$688,173	$565,075	$474,821

Ratio of expenses to average net assets	0.69%†	0.43%†	0.49%	0.35%	0.59%	0.43%	0.31%

Ratio of net investment income to average net assets	1.93%†	1.91%†	1.84%	1.67%	1.24%	1.86%	2.13%

Portfolio turnover	7.84%†	9.26%†	9.69%	6.74%	7.68%	11.89%	12.70%

Number of shares outstanding at end of period (in 000’s)*	21,287	21,075	21,510	21,148	21,054	21,471	20,762

*Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000. Certain prior year amounts have been reclassified to conform to current year presentation.

†Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

September 30, 2003

(unaudited)

	Shares	Value (A)
Stocks And Convertible Securities — 85.1%
Energy — 73.4%
Internationals — 26.1%
BP plc ADR (B)	500,000	$21,050,000
ChevronTexaco Corp.	300,000	21,435,000
Exxon Mobil Corp.	1,050,000	38,430,000
Royal Dutch Petroleum Co.	600,000	26,520,000
“Shell” Transport and Trading Co., plc ADR	150,000	5,664,000
Total S.A. ADR (B)	140,000	10,612,000

		123,711,000

Domestics — 7.4%
Amerada Hess Corp.	50,000	2,505,000
ConocoPhillips	200,000	10,950,000
Kerr McGee Corp.	177,153	7,908,110
Murphy Oil Corp.	87,500	5,140,625
Unocal Capital Trust $3.125 Conv. Pfd.	72,540	3,708,608
Unocal Corp.	150,000	4,728,000

		34,940,343

Producers — 11.4%
Apache Corp.	120,000	8,320,800
Burlington Resources Inc.	133,400	6,429,880
Devon Energy Corp.	198,720	9,576,317
EOG Resources, Inc.	200,000	8,348,000
Noble Energy, Inc. (B)	125,000	4,787,500
Occidental Petroleum Corp.	200,000	7,046,000
Pioneer Natural Resources Co. (C)	231,000	5,881,260
Stone Energy Corp. (C)	104,300	3,679,703

		54,069,460

Distributors — 16.9%
AGL Resources Inc.	160,000	4,507,200
Atmos Energy Corp. (B)	40,000	957,600
Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (B)	160,000	2,089,600
Duke Energy Corp.	115,000	2,048,150
El Paso Corp.	210,000	1,533,000
Energen Corp.	200,000	7,236,000
Equitable Resources Inc.	250,000	10,275,000
Keyspan Corp.	220,000	7,717,600
Kinder Morgan, Inc.	150,000	8,101,500

	Shares	Value (A)
MDU Resources Group, Inc.	200,000	$6,756,000
National Fuel Gas Co.	200,000	4,570,000
New Jersey Resources Corp.	277,500	10,001,100
Questar Corp.	255,000	7,856,550
TECO Energy, Inc. (B)	200,000	2,764,000
Williams Companies, Inc. 9.0% FELINE PACS due 2005	120,000	1,597,200
Williams Companies, Inc. (B)	200,000	1,884,000

		79,894,500

Services — 11.6%
Baker Hughes, Inc.	130,000	3,846,700
BJ Services Co. (C)	380,000	12,984,600
GlobalSantaFe Corp.	200,000	4,790,000
Grant Prideco Inc. (C)	308,000	3,138,520
Nabors Industries Ltd. (C)	125,000	4,657,500
Noble Corp. (C)	135,000	4,588,650
Schlumberger Ltd.	280,000	13,552,000
Weatherford International, Ltd. (C)	205,000	7,744,900

		55,302,870

Basic Industries — 11.7%
Basic Materials & Other — 8.5%
Albemarle Corp.	200,000	5,490,000
Arch Coal Inc.	250,000	5,552,500
General Electric Co.	329,800	9,831,338
Ingersoll-Rand Co. Ltd.	100,000	5,344,000
Philadelphia Suburban Corp.	305,000	7,344,400
Rohm & Haas Co.	200,000	6,690,000

		40,252,238

Paper and Forest Products — 3.2%
Boise Cascade Corp. 7.5% ACES due 2004	51,000	2,308,260
Boise Cascade Corp.	205,000	5,658,000
MeadWestvaco Corp.	60,000	1,530,000
Temple-Inland Inc.	120,000	5,826,000

		15,322,260

Total Stocks And Convertible Securities
(Cost $268,324,849) (D)		403,492,671

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2003

(unaudited)

	Prin. Amt.	Value (A)

Short-Term Investments — 14.7%
U.S. Government Obligations — 1.5%
U.S. Treasury Bills, 0.82%, due 11/20/03	$7,000,000	$6,991,250

Certificates of Deposit — 2.1%
Mercantile-Safe Deposit & Trust Co., 0.85-0.95%, due 10/23/03-12/22/03	10,000,000	10,000,000

Commercial Paper — 11.1%
American General Finance Corp., 1.02%, due 10/7/03-10/30/03	4,585,000	4,583,872
Cargill, Inc., 1.00-1.07%, due 10/1/03-11/4/03	4,635,000	4,631,765
Caterpillar Financial Services Corp., 1.00-1.01%, due 10/7/03-10/21/03	5,000,000	4,998,141
ChevronTexaco Funding Corp., 1.00%, due 10/28/03	2,500,000	2,498,125
Chevron UK, 1.04%, due 10/9/03	2,500,000	2,499,422
GMAC MINT, 1.05-1.06%, due 10/14/03-10/31/03	5,000,000	4,996,610
General Electric Capital Corp., 1.04-1.06%, due 10/9/03-10/28/03	4,835,000	4,832,716
Gillette Co., 0.98%, due 10/30/03	5,000,000	4,996,053

	Prin. Amt.	Value (A)

Nestle Capital Corp., 1.02%, due 12/4/03	$3,775,000	$3,768,155
Pfizer Inc., 1.00%, due 10/21/03	2,350,000	2,348,694
Schering-Plough Corp., 1.04%, due 10/10/03	2,960,000	2,959,230
Toyota Motor Credit Corp., 1.01%, due 10/16/03	5,000,000	4,997,896
Verizon Network Funding Inc., 1.03%, due 10/2/03	4,300,000	4,299,877

		52,410,556

Total Short-Term Investments
(Cost $69,401,806)		69,401,806

Investments of Proceeds from Security Lending — 5.7%
Deutsche Bank Securities Inc., repurchase agreement, 1.10%, due 10/01/03		24,995,212
JP Morgan Securities, repurchase agreement, 1.15%, due 10/01/03		2,000,128

Total Investments of Proceeds from Security Lending (Cost $26,995,340)		26,995,340

Total Investments — 105.5%
(Cost $364,721,995)		499,889,817
Cash, receivables and other assets, less liabilities — (5.5)%		(25,967,628)

Net Assets — 100.0%		$473,922,189

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some or all of these securities are on loan. See note 7 to financial statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at September 30, 2003 covering open call option contracts written was $4,656,575. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $3,137,500.

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2003

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

	COVERED CALLS
150	Amerada Hess Corp.	$ 55	Nov	03	$9,424
100	Apache Corp.	70	Oct	03	(1,401)
100	Apache Corp.	75	Jan	04	(2,801)
100	ChevronTexaco Corp.	75	Dec	03	50
100	Devon Energy Corp.	55	Oct	03	19,999
125	Murphy Oil Corp.	50	Oct	03	(100,626)
100	Murphy Oil Corp.	55	Oct	03	(35,400)

775					(110,755)

COLLATERALIZED PUTS
50	Albemarle Corp.	22.50	Dec	03	3,550
200	Burlington Resources Inc.	45	Nov	03	8,249
200	Burlington Resources Inc.	40	Feb	04	7,999
150	ConocoPhillips	45	Nov	03	15,149
50	ConocoPhillips	50	Nov	03	3,500
100	Schlumberger Ltd.	40	Nov	03	6,599

750					45,046

					$(65,709)

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2003

(unaudited)

	Shares
	Additions	Reductions	Held September 30, 2003
AGL Resources Inc.	160,000		160,000
Burlington Resources Inc.	133,400		133,400
Occidental Petroleum Corp.	25,000		200,000
Schlumberger Ltd.	55,000		280,000
Anadarko Petroleum Corp.		55,000	—
Apache Corp.		27,000	120,000
Atmos Energy Corp.		99,500	40,000
Core Laboratories N.V.		75,000	—
Energen Corp.		50,000	200,000
Equitable Resources Inc.		50,000	250,000
General Electric Co.		20,200	329,800
Kinder Morgan, Inc.		12,500	150,000
Murphy Oil Corp.		52,500	87,500
Northwestern Corp.		16,500	—
Pioneer Natural Resources Co.		4,000	231,000
Questar Corp.		13,000	255,000
Royal Dutch Petroleum Co.		60,000	600,000
Transocean Inc.		110,000	—

HISTORICAL FINANCIAL STATISTICS

December 31	Value of Net Assets	Shares Outstanding*	Net Asset Value per Share*	Dividends from Net Investment Income per Share*	Distributions from Net Realized Gains per Share*
1993	$355,836,592	18,010,007	$19.76	$.55	$.87
1994	332,279,398	18,570,450	17.89	.61	.79
1995	401,404,971	19,109,075	21.01	.58	.81
1996	484,588,990	19,598,729	24.73	.55	.88
1997	556,452,549	20,134,181	27.64	.51	1.04
1998	474,821,118	20,762,063	22.87	.52	1.01
1999	565,075,001	21,471,270	26.32	.48	1.07
2000	688,172,867	21,053,644	32.69	.39	1.35
2001	526,491,798	21,147,563	24.90	.43	1.07
2002	451,275,463	21,510,067	20.98	.43	.68
September 30, 2003 (unaudited)	473,922,189	21,286,667	22.26	.30	.09

*	Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000.

Common Stock

Listed on the New York Stock Exchange

and the Pacific Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Auditors: PricewaterhouseCoopers LLP

Transfer Agent, Registrar & Custodian of Securities: The Bank of New York

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment	$7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends**
Service Fee	10% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping	Included
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in “street” name, The Bank of New York’s Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in the Plan  or contact The Bank of New York about the BuyDIRECT Plan.

On November 1, 2003, the Corporation is changing its transfer agent to American Stock Transfer & Trust Company. A description of the new services available through American Stock Transfer & Trust Company will be provided to shareholders after the transition is completed.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, Secretary and General Counsel

Seven St. Paul Street, Suite 1140

Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

The Bank of New York

Address Shareholder Inquiries to:

Shareholder Relations Department

P.O. Box 11258 Church Street Station

New York, NY 10286

(866) 723-8330

Website: www.stockbny.com

E-mail: Shareowners@bankofny.com

Send Certificates for Transfer

and Address Changes to:

Receive and Deliver Department

P.O. Box 11002 Church Street Station

New York, NY 10286

*BuyDIRECT is a service mark of The Bank of New York.

**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock. There would be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Douglas G. Ober [1]
Daniel E. Emerson [1,3]	Landon Peters [2,3]
Edward J. Kelly, III [1,4]	John J. Roberts [1,2]
Thomas H. Lenagh [1,4]	Susan C. Schwab [1,3]
W.D. MacCallan [3,4]	Robert J.M. Wilson [1,3]
W. Perry Neff [2,4]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Nancy J.F. Prue	Vice President—Research
Lawrence L. Hooper, Jr.	Vice President, Secretary and General Counsel
Maureen A. Jones	Vice President and Chief Financial Officer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/03)	$21.30
Net Asset Value (9/30/03)	$22.26
Discount:	4.3%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2003

From Investment Income	$0.30
From Net Realized Gains	0.09

Total	$0.39

2003 Dividend Payment Dates

March 1, 2003

June 1, 2003

September 1, 2003

December 27, 2003*

*Anticipated

THIRD QUARTER REPORT

September 30, 2003